SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                           FORM 8-K

                AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 25, 2003

                            Checkpoint Systems, Inc.
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        (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                                 (856) 848-1800
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            (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or address, if changed since last report)

     Item 5.     Other Events
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     On April 25, 2003, the Registrant (the "Company") issued a press release announcing that it has filed an appeal with the Third Circuit Court of Appeals in response to the lawsuit brought by ID Security Systems Canada Inc.



     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release dated April 25, 2003.





                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2003

Checkpoint Systems, Inc.

/s/George W. Off
------------------------
George W. Off
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
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EXHIBIT NO.      DESCRIPTION OF EXHIBITS
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99.1              Press release dated April 25, 2003.